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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                                 Current Report

                          ----------------------------

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  May 19, 2005

                Date of Report (Date of earliest event reported)


                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


                       Commission file number : 000-13086

                          ----------------------------

             North Carolina                              56-1382275
        (State of incorporation)            (I.R.S. Employer Identification No.)

   1501 Highwoods Boulevard, Suite 400
       Greensboro, North Carolina                          27410
(Address of principal executive offices)                 (Zip Code)


                                 (336) 369-0900
              (Registrant's telephone number, including area code)

                           This Form 8-K has 49 pages.
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
                       FNB Financial Services Corporation
                                      INDEX
                                      -----


                                                                            Page
                                                                            ----

Item 1.01 -  Entry into a Material Definitive Agreement                     3

Item 3.03 -  Material Modification to Rights of Security Holders            4

Item 5.03 -  Amendments to Articles of Incorporation or Bylaws;
             Change in Fiscal Year                                          4


Signatures                                                                  10

Exhibit Index                                                               11

Exhibit 3.1  Articles of Restatement and Amended and Restated
             Articles of Incorporation of FNB Financial Services
             Corporation effective May 25, 2005

Exhibit 3.2  Amended and Restated Bylaws of FNB Financial
             Services Corporation effective May 19, 2005

Exhibit 10.1 Change of Control Severance Plan of FNB Financial
             Services Corporation and Subsidiaries effective May 19, 2005

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On May 19, 2005, the Board of Directors of FNB Financial Services Corporation ("the Corporation") approved and adopted the FNB Financial Services Corporation and Subsidiaries Change of Control Severance Plan (the "Severance Plan") for the benefit of certain senior officers of the Corporation and its subsidiaries. The Severance Plan became effective that same date. For purposes of the Severance Plan, senior officers entitled to participate ("Senior Officers") are those (i) who have attained or hold the office of Senior Vice President or a higher office and who, as a result, have access to confidential and proprietary information of his or her employer and have participated in strategic planning, or (ii) who, because of his or her access to confidential and proprietary information, level of duties and responsibilities, and other employment characteristics, have been designated by the Corporation's Board of Directors or a Board committee as a Senior Officer for purposes of the Severance Plan; provided, however, that any officer who is party to a written employment agreement with the Corporation or any of its subsidiaries that provides for severance payments in connection with transactions similar to a "change on control" (as defined in the Severance Plan) is not eligible to participate in the Severance Plan.

      Under the Severance Plan, in the event of a "Termination Event" (as defined in the Severance Plan) with respect to a Senior Officer, that Senior Officer will be entitled to receive as a severance benefit a monthly payment equal to one-twelfth (1/12) of the Senior Officer's annual base salary as of the date of the Termination Event for the number of calendar months specified below:

      i.    If   continuously   employed  by  the  Corporation  or  any  of  its
            subsidiaries for less than three (3) years - six (6) monthly payments;

      ii.   If   continuously   employed  by  the  Corporation  or  any  of  its
            subsidiaries for three (3) or more years but less than five (5) years - nine (9) monthly payments;

      iii.  If   continuously   employed  by  the  Corporation  or  any  of  its
            subsidiaries for five (5) or more years but less than ten (10) years
            - twelve (12) monthly payments;

      iv.   If   continuously   employed  by  the  Corporation  or  any  of  its
            subsidiaries for ten (10) or more years but less than fifteen (15) years - eighteen (18) monthly payments; or

      v. If Employed fifteen (15) or more Years - twenty-four (24) Monthly Payments.

The Board of Directors of the Corporation has the discretion to increase the number of monthly payments to which a Senior Officer would be entitled to under the Severance Plan. Payments made to Senior Officers pursuant to the Severance Plan are conditioned upon the Senior Officer's covenants (i) not to compete with the Corporation or its subsidiaries in certain defined geographic areas surrounding the then existing offices of the Corporation and its subsidiaries during each calendar month in which the Senior Officer receives a monthly payment under the Severance Plan, (ii) not to offer to provide certain business services to any customer of the Corporation or its subsidiaries or any potential customer to whom the Corporation or its subsidiaries have offered to provide services during any part of the twelve (12) month period immediately prior to the calendar month during which the first monthly payment is received under the Severance Plan, and (iii) not to solicit, recruit or entice, directly or indirectly, any employee of the Corporation or its subsidiaries to leave his or her employment to work with the Senior Officer or his or her affiliate or associate.

      The description of the Severance Plan set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Plan attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

      FNB Financial Services Corporation (the "Corporation") has filed Articles of Restatement and Amended and Restated Articles of Incorporation (the "New Articles") with the North Carolina Secretary of State. Among other amendments, the New Articles increase the number of authorized shares of common stock of the Corporation to 75,000,000. The amendments contained in the New Articles are discussed further under "Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year" below. A copy of the New Articles is attached hereto as Exhibit 3.1 and incorporated herein by reference.
            ------------

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

      At the Corporation's 2005 Annual Meeting of Shareholders held on May 19, 2005, the Corporation's shareholders approved amendments to the Corporation's Articles of Incorporation as described below. The amendments approved and the form of the Amended and Restated Articles of Incorporation of the Corporation are discussed in the Corporation's 2005 Proxy Statement filed with the Securities and Exchange Commission ("SEC") on April 8, 2005. The Corporation filed its Amended and Restated Articles of Incorporation with the North Carolina Secretary of State on May 25, 2005 and they became effective that same date.

Approval of an Amendment to Article 4 of the Corporation's Articles of Incorporation

      On May 19, 2005, the Corporation's shareholders approved an amendment and restatement of Article 4 of the Corporation's former Articles of Incorporation, as amended and restated on April 14, 1998 (the "Former Articles"), in the form of Article II of the New Articles attached hereto as Exhibit 3.1 and
                                                               ------------
incorporated herein by reference. The amendment increases the number of authorized shares of common stock of the Corporation from 40,000,000 to 75,000,000.

      Following is the report of the shareholder vote on this amendment: (i) votes FOR: 4,032,800; (ii) votes AGAINST: 751,669; and (iii) abstentions:
74,268.

      The description of the amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the New Articles attached hereto as Exhibit 3.1 and incorporated herein by reference.

Approval of an Amendment to Article 10 of the Corporation's Articles of Incorporation

      On May 19, 2005, the Corporation's shareholders approved an amendment and restatement of Article 10 of the Former Articles in the form of Article VI of the New Articles attached hereto as Exhibit 3.1 and incorporated herein by
                                       ------------
reference.


      Following is the report of the shareholder vote on this amendment: (i) votes FOR: 2,947,001; (ii) votes AGAINST: 816,556; and (iii) abstentions:
105,878.

      Article 10 of the Former Articles provided that the Corporation could not be acquired by another entity through a consolidation, merger, or asset sale nor could it acquire another entity through such a transaction without the affirmative vote of the holders of at least 75% of the Corporation's outstanding shares having a right to vote on such a transaction. Additionally, in a proposed acquisition of the Corporation where the acquiror beneficially owned more than 20% of the outstanding voting shares of the Corporation and the Board had not unanimously approved the proposal, the acquisition would have required the affirmative vote of the holders of at least a majority of all shares having voting rights not owned by the acquiror. Article VI of the New Articles replaced
Article 10 of the Former Articles. The material characteristics of Article 10 and of Article VI are described below.

      Acquisition of the Corporation. New Article VI defines a "Business Combination" as:

      o     a combination or merger of the Corporation,

      o an acquisition of more than 10% of the Corporation's outstanding shares entitled to vote in the election of directors ("Voting Shares"), or

      o a purchase or sale of more than 20% of the assets of the Corporation or any of its subsidiaries which requires the approval of any federal or state financial institution regulatory authority, the Federal Trade Commission or the Anti-Trust Division of the United States Department of Justice, or the shareholders of the Corporation, but excludes any reorganization, share acquisition, merger, purchase or sale of assets, or combination initiated by a majority of the Corporation's directors ("Continuing Directors") who are unaffiliated with a "person" who, together with its affiliates, beneficially owns 10% or more of the Voting Shares and who is proposing to enter into one of the transactions described above with the Corporation (a "Related Person").

      Under Article VI, a Business Combination in which the Corporation is the "acquiree" (e.g. it is being acquired in a merger, more than 10% of its outstanding Voting Shares are being acquired or it is selling 20% or more of its assets or the assets of a subsidiary) must be approved by the holders of 75% or more of the outstanding Voting Shares unless the Business Corporation is approved by 75% of the total number of all directors then authorized to sit on the Corporation's Board (the "Whole Board") and, if the Business Combination is proposed by a Related Person, by 75% of the Continuing Directors. If such director approvals are given, the Business Combination would require approval by the holders of only a majority of the Voting Shares.

      Article  VI  of  the  New   Articles   also   specifically   requires  the
Corporation's Board to give due consideration to a number of specified factors when evaluating an offer of another "person" to engage in a Business Combination.

      Acquisitions by the Corporation. Article VI of the New Articles provides that an acquisition by the Corporation initiated by a majority of the Continuing Directors must be approved by the holders of a majority of the Voting Shares.

      With respect to a possible acquisition of the Corporation, Article VI retains the general standard in Article 10 of the Former Articles requiring approval of such a transaction by a 75% shareholder vote, with the following material changes:

      o     Article  VI  defines   "Business   Combination"   as   including  an
            acquisition of 10% or more of the outstanding Voting Shares. Article

            10 was applicable only to proposed mergers, combinations and sales of assets or stock of the Corporation's "major subsidiaries."

      o Article VI defines a sale of "substantial" amount of assets as being a sale of 20% or more of the assets of the Corporation or any of its subsidiaries. Article 10 described a sale of "all or substantially all of the assets" of the Corporation or "a majority subsidiary" as a covered transaction.

      o Article VI excludes from the 75% vote requirement a reorganization, share acquisition, merger, purchase or sale of assets, or combination initiated by the Corporation and approved by at least 51% of the Continuing Directors. Article 10 required a 75% shareholder vote in each such circumstance.

      o Article VI provides that a Business Combination acquisition of the Corporation not initiated by a majority of the Continuing Directors (but in which a Related Person is not the acquirer) requires a 75% shareholder vote unless 75% of the Whole Board has approved the acquisition, in which case only a majority vote of the shareholders is required. Article 10 required a 75% shareholder vote regardless of any vote by the Board.

      o Article VI provides that a Business Combination acquisition of the Corporation not initiated by a majority of the Continuing Directors and made by a Related Person requires a 75% vote of the shareholders unless the 75% of the Whole Board and 75% of the Continuing Directors have approved the acquisition, in which case only a majority vote of the shareholders is required. Article 10 provided that an acquisition of the Corporation made by an entity (together with its affiliates) owning 20% or more of the Corporation's voting shares (a "controlling shareholder") must be approved by a 75% shareholder vote and, unless the Corporation's Board unanimously approved the acquisition prior to the time the controlling shareholder acquired 20% or more of the voting shares, the affirmative vote of the holders of at least 50% of the voting shares not owned by the controlling shareholder.

      o Article VI specifically requires the Board to give due consideration to the factors discussed above. Article 10 had no such provision.

      o Article VI requires that any future amendment to the New Articles that would have the effect of modifying or permitting circumvention of its provisions be approved by a 75% shareholder vote unless the amendment is approved by 75% of the Whole Board and, if there is a Related Person at the time of the proposed vote on the amendment, 75% of the Continuing Directors, in which case only a majority shareholder vote would be required. Article 10 required that if there is a "controlling shareholder" at the time an amendment to it is put to a vote, the amendment would require a 75% shareholder vote and, unless the amendment were unanimously approved by the Corporation's Board, an affirmative vote of the holders of at least 75% of the voting shares not owned by the controlling shareholder.

      The description of the amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the New Articles attached hereto as Exhibit 3.1 and incorporated herein by reference.

Approval of Additional Amendments to the Corporation's Articles of Incorporation

      On May 19, 2005, the Corporation's shareholders approved additional amendments to the Corporation's Former Articles in the form of the New Articles attached hereto as Exhibit 3.1 and incorporated herein by reference.


      Following is the report of the shareholder vote on this amendment: (i) votes FOR: 4,349,696; (ii) votes AGAINST: 382,226; and (iii) abstentions:
126,813.

      The Corporation's Former Articles were amended and restated in 1998, but many of the provisions continued at that time were first adopted in the 1980's and early 1990's. The New Articles deleted provisions no longer required by law, updated a number of the provisions in the Former Articles to reflect changes in applicable North Carolina law and clarified the meanings of other provisions.

      o     Articles 2, 3 and 5 of the Former Articles were deleted.

      o Article 4 of the Former Articles was updated to reflect changes in applicable law and restated in Article II of the New Articles.

      o     Article 6 of the Former  Articles  was carried  forward into Section
            2.4 of Article II of the New Articles.

      o     Articles  7 and 9 of the Former  Articles  were  carried  forward in
            Article III and Article IV of the New Articles.

      o Article 8 of the Former Articles was updated and restated in Article VII of the New Articles in order to reflect current North Carolina law and to clarify the terms of directors and when those terms may be staggered through a classification of the Board.

      o Article 11 of the Former Articles reflects the law of North Carolina before 1990. It was replaced by Article V of the New Articles which sets forth the provisions of current North Carolina law.

      The description of the amendments set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the New Articles attached hereto as Exhibit 3.1 and incorporated herein by reference.

Approval of Amendments to the Corporation's Bylaws

      On May 19, 2005, the Board of Directors of the Corporation unanimously approved the amendment of the Corporation's Bylaws, effective as of May 19, 2005. A copy of the Bylaws, as amended and restated, is attached hereto as
Exhibit 3.2 and incorporated herein by reference. The majority of the modifications are to update the Bylaws for changes in the law over the last twenty years, to create more flexibility (e.g. allowing the Annual Meeting to be held within a range of time rather than require it to be on a date certain), or to acknowledge changes in technology (e.g. electronic notices). The numbering of the amended Bylaws does not conform to the numbering of the prior Bylaws. Following is a brief description of amendments, other than re-wordings without substantive change:

      o     Article II (Section 1),  Article II (Section 4), Article II (Section
            5) and other provisions of the Bylaws include the Chairman of the Board as a person having authority to take certain actions.

      o Article II does not carry forward Article II (Section 9) of the prior Bylaws dealing with informal action by the Corporation's shareholders.

      o Article III (Section 2) provides that the Board fixes the number of directors, not the shareholders as provided in Article III (Section
            2) of the prior Bylaws. The Bylaws also delete "national bank" references which references were a reflection of the prior status of the Corporation's banking subsidiary, FNB Southeast, as a national bank. Also, new Article III (Section 2) officially reflects the Board's retirement policy. Further, it establishes the designated retirement age for directors as seventy (70).

      o Article III (Section 8) of the Bylaws provides for one or more Vice Chairmen. Article III (Section 7) of the prior Bylaws did not do so.

      o Article III (Section 5) of the former Bylaws referred to cumulative voting. As the Corporation's Board of Directors amended the former Bylaws to remove cumulative voting rights some years ago, all cumulative voting references have been removed from the Bylaws.

      o Article IV (Section 6) of the Bylaws deletes the "conflict of interest" provisions in Article IV (Section 6) of the prior Bylaws.

      o Article IV (Sections 9 and 10) of the Bylaws addresses those committees the Board should have under the securities laws and Nasdaq rules (i.e. standing committees) and those the Board may have if it desires (e.g. Executive Committee). An elective committee may be elected and receive authority by a Board resolution.

      o Article V of the Bylaws contemplates a Chief Executive Officer and a President. These offices may be held by one person or they may be divided between two persons.

      o Article VII of the Bylaws (General Provisions) sets forth changes in Chapter 55 of the North Carolina General Statutes adopted after
            Article VII of the prior Bylaws was approved.

      o Article IX of the Bylaws updates the provisions of Article VIII (Section 6) of the prior Bylaws.

      The description of the amendments set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of the Corporation attached hereto as Exhibit 3.2 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            3.1 Articles of Restatement and Amended and Restated Articles of Incorporation of FNB Financial Services Corporation effective May 25, 2005

            3.2   Amended  and  Restated   Bylaws  of  FNB  Financial   Services
                  Corporation effective May 19, 2005

            10.1 Change of Control Severance Plan of FNB Financial Services Corporation and Subsidiaries effective May 19, 2005

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                                S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FNB FINANCIAL SERVICES CORPORATION
                                                          (Registrant)

                                                   By:/s/ MICHAEL W. SHELTON

                                                        Michael W. Shelton
                                                     Senior Vice President and
                                                      Chief Financial Officer

Date: May 25, 2005

                                  EXHIBIT INDEX

3.1 Articles of Restatement and Amended and Restated Articles of Incorporation of FNB Financial Services Corporation effective May 25, 2005

3.2   Amended  and  Restated  Bylaws  of  FNB  Financial  Services   Corporation
      effective May 19, 2005

10.1 Change of Control Severance Plan of FNB Financial Services Corporation and Subsidiaries effective May 19, 2005